UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                January 21, 2005


                     MEDICAL STAFFING NETWORK HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                        1-31299                  65-0865171
        ----------              --------------------------   -------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

                901 Yamato Road, Suite 110, Boca Raton, FL 33431
                ------------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 561-322-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                EXPLANATORY NOTE

     This Form 8-K/A amends Exhibit 99.1 attached to the Current Report on Form 8-K filed by Medical Staffing Network Holdings, Inc. with the Securities and Exchange Commission on January 21, 2005 (the "Original 8-K"), to correctly reflect the date upon which Mr. Wester became the President of Vitas Healthcare Corporation. Except as described above and in the Press Release, which is attached hereto as Exhibit 99.1 and incorporated by reference herein, no other amendments are being made to the Original 8-K.

Item 9.01. Financial Statements and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits:

               99.1  Press Release, dated January 21, 2005

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: January 21, 2005                   MEDICAL STAFFING NETWORK HOLDINGS, INC.



                                         By: /s/ Larry McPherson
                                             -------------------
                                             Larry McPherson
                                             Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Press Release, dated January 21, 2005